<on EquiTrust Financial Services letterhead>

August 27, 2007



Dear EquiTrust Customer:

As a valued EquiTrust variable product owner, we are pleased to provide you with the semi-annual reports for the investment options you have selected under your EquiTrust contract(s) or policy(s).

 These reports provide an update on each portfolios investment holdings and
 financial information as of June 30,2007.   The performance information shown
 in the semi-annual reports does not reflect product charges.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your representative.

If you would like to receive your prospectus, annual and semi-annual reports on CD-ROM, please call 888-349-4656.

We appreciate and value your business and look forward to serving you again in the future.


EquiTrust Life Insurance Company























LET

<on EquiTrust Financial Services letterhead>

August 27, 2007


Dear EquiTrust Customer:

As a valued EquiTrust variable product owner, we are pleased to provide you with a CD-ROM containing the semi-annual reports for the investment options available under your EquiTrust contract(s). These reports provide an update on each portfolios investment holdings and financial information as of June 30, 2007. The performance information shown in the semi-annual reports does not reflect product charges.

As always, remember past performance cannot predict or guarantee future returns.

You may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting us in writing at P.O. Box 9353, Des Moines IA 50306-9353 or by calling us toll-free at 1-888-349-4656.

We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), please do not hesitate to call your representative.

We appreciate and value your business and look forward to serving you again in the future.


EquiTrust Life Insurance Company






















LET-CD

<on EquiTrust Financial Services letterhead>
August 27, 2007


Dear EquiTrust Customer:

As a valued EquiTrust variable product owner, we are pleased to provide you with a CD-ROM containing the semi-annual reports for the investment options available under your EquiTrust contract(s). These reports provide an update on each portfolios investment holdings and financial information as of June 30,
 2007. The performance information shown in the semi-annual reports does not reflect product charges.

As always, remember past performance cannot predict or guarantee future returns.

You may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting us in writing at P.O. Box 9253, Des Moines IA 50306-9253 or by calling us toll-free at 1-877-249-3689.

We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), please do not hesitate to call your representative.

We appreciate and value your business and look forward to serving you again in the future.


EquiTrust Life Insurance Company






















LUF-CD